Short-Term Borrowings And Lines Of Credit	12 Months Ended
Sep. 30, 2012
Short-Term Borrowings And Lines Of Credit [Abstract]
Short-Term Borrowings And Lines Of Credit
(8) SHORT-TERM BORROWINGS AND LINES OF CREDIT

Short-term borrowings and current maturities of long-term debt are summarized as follows:

	2011	2012
Current maturities of long-term debt	$279	560
Commercial paper	588	936
Payable to banks	10	10
Total	$877	1,506

Weighted-average short-term borrowing interest rate at year end	0.1%	0.2%

The Company periodically issues commercial paper as a source of short-term financing. To support short-term borrowing, the Company maintains, but has not drawn on, a $2.75 billion four-year revolving backup credit facility which expires in December 2014. The credit facility contains no financial covenants and is not subject to termination based on a change in credit ratings or material adverse changes. There were no borrowings against U.S. lines of credit in the last three years.